Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Yn connection with the Quarterly Report of Judo Capital Corp. (the "Company") on Form 10-Q/A for the three months ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Crrig Burton, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of tye Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securitiew Exchange Act of 1934; and

2.The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 4th day oq May 2020.

/S/Craig Burton

Craig Burton

Certification of Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authentfcating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Judo Capital Corp., and will be retlined Judo Capital Corp. and furnished to the Securities and Exchange Commission or its staff upon request.